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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 9, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




        Delaware                          1-8606                 23-2259884
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
     incorporation)                                          Identification No.)


   1095 Avenue of the Americas,
          New York, New York                                        10036
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         12     Computation of Ratio of Earnings to Fixed Charges.
         99     Press release, dated May 9, 2001, issued by Verizon
                Communications Inc.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Verizon Communications Inc.
                                            -----------------------------------
                                                       (Registrant)

Date:      May 9, 2001                      /s/ Lawrence R. Whitman
      ---------------------                 ------------------------------------
                                            Lawrence R. Whitman
                                            Senior Vice President and Controller






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                                  EXHIBIT INDEX



EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

  12         Computation of Ratio of Earnings to Fixed Charges.
  99         Press release, dated May 9, 2001, issued by Verizon
             Communications Inc.